UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2026

Edgewise Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40236	82-1725586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1715 38th St.

Boulder, CO 80301

(Address of principal executive offices, including zip code)

(720) 262-7002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	EWTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On June 1, 2026, Edgewise Therapeutics, Inc., (the “Company”) announced its entry into an Asset Purchase Agreement (the “Agreement”) with Servier Pharmaceuticals LLC and Les Laboratoires Servier (together, the “Buyers”) on May 31, 2026. A copy of the press release announcing the transaction is attached as Exhibit 99.1 to this Current Report on Form 8-K. The Agreement provides that, subject to the satisfaction or waiver of certain conditions, the Buyers will acquire the sevasemten compound (“Sevasemten”) and certain other related assets (the “Purchased Assets”) collectively constituting the Company’s neuromuscular program (the “Program”) and assume certain liabilities of the Program from the Company (the “Transaction”) for:

•	$1.55 billion in cash, payable at closing (net of certain amounts placed into escrow);

•

a potential milestone payment upon achieving U.S. marketing approval for Sevasemten for Becker Muscular Dystrophy in the amount of (i) $200 million, in cash, payable in the event of an approved labelling including specified adult and adolescent populations or (ii) $100 million in cash, payable in the event of an approved labelling including only specified adult populations (if (i) has not previously been achieved);

•	a potential milestone payment of $600 million in cash, payable upon the achievement of U.S. marketing approval for Sevasemten for Duchenne Muscular Dystrophy; and

•	a potential milestone payment of $300 million in cash, payable upon the achievement of annual U.S. net sales of Sevasemten products exceeding $550 million.

In connection with the Transaction, the Buyers will make offers of employment to certain employees of the Company who primarily support the Program on terms that are comparable to those currently in effect for such employees.

The Agreement contains certain representations, warranties and covenants of each of the Company and the Buyers, including covenants by the Company relating to the operation of the Program prior to the closing. The Buyers have obtained “representation and warranty” insurance, which provides coverage for certain breaches of representations and warranties by the Company, subject to a deductible and certain other terms and conditions.

The Buyers and the Company have agreed to indemnify the other for certain losses arising out of breaches of representations and covenants and for certain losses arising out of excluded liabilities or assumed liabilities, as applicable, subject to customary limitations, and other matters specified in the Agreement.

The consummation of the Transaction is subject to the satisfaction of customary closing conditions, including the termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the absence of any law or order restraining, enjoining or otherwise making illegal the consummation of the closing. Each party’s obligation to consummate the Transaction is also subject to the accuracy of the other party’s representations and warranties contained in the Agreement (subject, with specified exceptions, to customary materiality standards) and the other party’s performance of its covenants and agreements in all material respects. The Buyers’ obligation to consummate the Transaction is also subject to a condition that, since the date of the Agreement, there has not been a “Material Adverse Effect,” as defined in the Agreement. The parties have agreed to certain efforts obligations to promptly obtain the antitrust approvals required for the Transaction. The Company expects to close the Transaction in Q3 2026.

The Agreement provides termination rights for the Buyers and the Company under certain circumstances, including, subject to certain conditions, an uncured material breach by the other party or if the Transaction is not consummated by September 30, 2026.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which will be attached to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026.

In connection with the Transaction, the parties will also enter into a transition services agreement and certain other ancillary agreements at the closing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Exhibit Description

99.1	Press Release, dated June 1, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this Current Report on Form 8-K that are not purely historical are forward-looking statements. Such forward-looking statements include, among other things, statements regarding the Transaction, including the Transaction timeline and potential payments which may become owing to the Company. Words such as “expects,”, “may,” “will,” “potential” and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained herein are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results could differ materially from those projected in any forward-looking statements due to numerous risks and uncertainties, including but not limited to: uncertainties relating to the timing of the consummation of the Transaction; the possibility that any or all of the conditions to the closing of the Transaction may not be satisfied or waived, including failure to receive required regulatory approvals; the effect of the announcement or pendency of the Transaction on the Company’s ability to maintain relationships with suppliers and other business partners; and risks relating to potential diversion of management attention away from the Company’s ongoing business operations. Information regarding the foregoing and additional risks may be found in the section entitled “Risk Factors” in documents that the Company files from time to time with the U.S. Securities and Exchange Commission. These forward-looking statements are made as of the date of this Current Report on Form 8-K, and the Company assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGEWISE THERAPEUTICS, INC.

By:	/s/ Michael Nofi
Name:	Michael Nofi
Title:	Chief Financial Officer

Date: June 1, 2026